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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                        PARADIGM MEDICAL INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

|X|      No fee required.

|_|      Fee computed on table below  per Securities Exchange Act Rules 15a-6(i)
         (4) and 0-11.*

|_|      Fee paid previously with preliminary materials.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies: (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_| Check box if any part of the fee is offset as provided by Securities Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form,  Schedule  or  Registration  Statement  No.:  (3) Filing
                  Party: (4) Date Filed:

                        PARADIGM MEDICAL INDUSTRIES, INC.

                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                February 22, 2008






Dear Shareholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Special Meeting of Shareholders (the "Special Meeting") of Paradigm Medical Industries, Inc. (the "Company") to be held on Friday, March 21, 2008, at 10:00 a.m., Mountain Standard Time, at 2355 South 1070 West, Salt Lake City, Utah 84119. The formal notice of the Special Meeting and the Proxy Statement have been made a part of this invitation.

         The matter to be addressed at the Special Meeting is the approval of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 shares to 1,400,000,000 shares. Please refer to the Proxy Statement for detailed information on the proposal and the Special Meeting of Shareholders.

         Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

         Thank you for your support of Paradigm Medical Industries, Inc. We look forward to seeing you at the Special Meeting.

                                          Sincerely yours,

                                          /s/  Raymond P.L. Cannefax

                                          Raymond P.L. Cannefax
                                          President and Chief Executive Officer

                        PARADIGM MEDICAL INDUSTRIES, INC.
                              2355 South 1070 West
                           Salt Lake City, Utah 84119

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 21, 2008

                            -------------------------



To our Shareholders:

         NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of Paradigm Medical Industries, Inc. (the "Company") will held on Friday, March 21, 2008, beginning at 10:00 a.m. Mountain Standard Time, at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. At the Special Meeting, shareholders will consider and act upon the following matter:

         1. To approve the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 1,400,000,000 shares; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Also included is a single-page Proxy Card and a postage prepaid return envelope. Only shareholders of record at the close of business on February 15, 2008 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed Proxy Card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name," you should instruct your broker how to vote in accordance with your Proxy Card.

                                          By order of the Board of Directors,

                                          /s/  Luis A. Mostacero

                                          Luis A. Mostacero
                                          Vice President of Finance,
                                          Chief Financial Officer,
                                          Treasurer and Secretary


February 22 2008
Salt Lake City, Utah

                        PARADIGM MEDICAL INDUSTRIES, INC.
                              2355 South 1070 West
                           Salt Lake City, Utah 84119


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on Friday, March 21, 2008, beginning at 10:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof. The purpose of the meeting is set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. This Proxy Statement and accompanying materials are being mailed on or about February 22, 2008. The Company will bear the cost of this solicitation.

         The matters to be brought before the Special Meeting are (1) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares of common stock from 800,000,000 shares to 1,400,000,000 shares; and (2) to transact such other business as may properly come before the Special Meeting.

Record Date

         Shareholders of record of the Company's Common Stock at the close of business on February 15, 2008 are entitled to notice of and to vote at the meeting. As of January 31, 2008, 680,984,307 shares of the Company's Common Stock, $.001 par value, 5,627 shares of the Series A Preferred Stock, 8,986 shares of Series B Preferred Stock, no shares of Series C Convertible Preferred Stock, 5,000 shares of Series D Convertible Preferred Stock, 250 shares of Series E Convertible Preferred Stock, 4,398.75 shares of Series F Preferred
Stock, and 588,235 shares of Series G Preferred Stock were issued and outstanding. Shareholders of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are not entitled to vote at the Annual Meeting. Shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy shall constitute a quorum for the transaction of business at the Special Meeting.

Revocability of Proxies

         Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

Voting and Solicitation

         Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote on the amendment to the Company's Certificate of Incorporation will be required to approve the amendment. Because the shares of Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock are non-voting securities, the holders thereof will not be entitled to vote at the Special Meeting. The Company's executive offices are located at 2355 South 1070 West, Salt Lake City, Utah. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

             APPROVAL OF INCREASE IN THE NUMBER OF AUTHORIZED SHARES


                                    Proposal

         The Certificate of Incorporation currently authorizes the issuance of 800,000,000 shares of common stock. As of January 31, 2008, 680,984,307 shares of common stock were issued and outstanding. There have been 6,753 shares of common stock set aside and reserved in the event that holders of shares of Series A preferred stock elect to convert those shares into shares of common stock, 10,783 shares of common stock set aside and reserved in the event that holders of shares of Series B preferred stock elect to convert those shares into shares of Common Stock, 8,750 shares of common stock set aside and reserved in the event that holders of shares of Series D preferred stock elect to convert those shares into shares of common stock, 13,333 shares of common stock set aside and reserved in the event that holders of shares of Series E preferred stock elect to convert those shares into shares of common stock, and 234,550 shares of common stock set aside and reserved in the event that holders of shares of Series F preferred stock elect to convert those shares into shares of common stock, and 588,235 shares of common stock set aside and reserved in the event holders of shares of Series G preferred stock elect to convert those shares into shares of common stock.

         Between June 10, 1997 and January 31, 2008, the Company issued (i) stock options that are currently outstanding to executive officers and employees to purchase 9,255,000 shares of the Company's common stock at exercise prices ranging from $.01 per share to $2.75 per share, and (ii) stock options that are currently outstanding to directors to purchase 2,250,000 shares of the Company's common stock at exercise prices from $.09 per share to $2.75 per share. In addition, between June 10, 1997 and January 31, 2008, the Company issued warrants to individuals and entities to purchase a total of 54,059,392 shares of the Company's common stock at exercise prices ranging from $.001 per share to $6.75 per share.

         As a result of the Company's prior financings, acquisitions, note conversions, and efforts to provide incentives to officers, directors and employees, the Board of Directors has determined that it is in the best interest of the Company and its stockholders to amend the first paragraph of Article thereof numbered "FOURTH" of the Company's Certificate of Incorporation (the "Amendment") to increase the authorized shares of common stock of the Company from 800,000,000 shares to 1,400,000,000 shares. The text of the proposed Amendment is attached hereto as Exhibit I. If the stockholders approve the Amendment, the Board of Directors intends to file an Amendment to the Company's Certificate of Incorporation reflecting the Amendment with the Delaware Secretary of State as soon as practicable following such stockholder approval.

         The objective of the increase in the number of authorized shares of common stock is to insure that the Company will have sufficient shares available for future issuances. The Board of Directors believes that it is necessary and prudent to increase the authorized number of shares of common stock to the proposed level in order to provide a reserve of shares available for issuance to meet the Company's business needs as they arise. Although the Board of Directors has no immediate plans to issue a significant number of additional shares of common stock, except for shares issuable upon conversion of $3,928,262 of convertible notes and the exercise of warrants and of stock options previously granted to the Company's officers and employees, such future business needs may include, without limitation, funding future financings and acquisitions, providing shares issuable upon conversion of notes and exercise of warrants, and providing equity incentives to the Company's officers, directors and employees through stock options.

Outstanding Commitments to Issue Shares

         The following table identifies the Company's outstanding commitments to issue shares, including the shares underlying the convertible notes and warrants issuable upon conversion of the notes and exercise of the warrants:


                                              Underlying Shares
     Security                                  of Common Stock

Notes (1)                                        3,637,280,000
Warrants (2)                                        54,059,392
Preferred Stock (3)                                    862,404
Stock Options (4)                                   11,500,000
                                              ------------------
       Total                                     3,703,701,796

(1) Assumes full conversion of $3,928,262 of notes issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC at a conversion price of $.0018 per share (based upon a market price of $.0018 as of January 14, 2008 with a 40% discount).
(2) Consisting of warrants exerciseable at prices ranging from $.001 per share to $6.75 per share, including warrants issued to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC to purchase 16,534,392 shares of common stock at an exercise price of $.20 per share, exerciseable through the period from April 27, 2010 to June 30, 2010, warrants to purchase 12,000,000 shares of common stock at an exercise price of $.10 per share, exerciseable through the period from February 28, 2011 to April 20, 2012, warrants to purchase 10,000,000 shares of common stock at an exercise price of $.005 per share, exerciseable through June 11, 2012, and warrants to purchase 15,000,000 shares of common stock at an exercise price of $.001 per share, exerciseable through December 24, 2012.
(3) Consisting of 6,753 shares of common stock issuable upon conversion of 5,627 shares of Series A preferred stock, 10,783 shares of common stock issuable upon conversion of 8,986 shares of Series B preferred stock, 8,750 shares of common stock issuable upon conversion of 5,000 shares of Series D preferred stock, 13,333 shares of common stock issuable upon conversion of 250 shares of Series E preferred stock, 234,550 shares of common stock issuable upon conversion of 4,398.75 shares of Series F preferred stock, and 588,235 shares of common stock issuable upon conversion of 588,235 shares of Series G preferred stock.
(4) Consisting of stock options granted to executive officers and employees to purchase 9,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share, and stock options granted to directors to purchase 2,250,000 shares of common stock at exercise prices ranging from $.01 per share to $2.75 per share.

         There are a total of 3,703,701,796 shares underlying the Company's convertible notes, warrants, preferred stock and stock options, assuming full conversion of the outstanding notes and preferred stock and the exercise of all the outstanding warrants and stock options. The current number of the Company's authorized shares of common stock is 800,000,000 shares. The large number of shares of common stock underlying the notes, warrants, preferred stock and stock options will require the Company to increase the number of authorized shares. Failure to obtain stockholder approval to increase the number of authorized shares could result in the noteholders commencing legal action against the Company and foreclosing on all of its assets to recover damages. Any such action would require the Company to curtail or cease its operations.

Callable Secured Convertible Notes and Warrants

         April 27,  2005 Sale of  $2,500,000  in  Callable  Secured  Convertible
Notes: To obtain funding for the Company's ongoing operations, the Company entered into a securities purchase agreement with four accredited investors on April 27, 2005 for the sale of (i) $2,500,000 in convertible notes and (ii) warrants to purchase 16,534,392 shares of its common stock. The sale of the convertible notes and warrants occurred in three traunches and the investors provided the Company with an aggregate of $2,500,000 as follows:

o    $850,000 was disbursed on April 27, 2005;
o $800,000 was disbursed on June 23, 2005 after the Company filed a registration statement on June 22, 2005 to register the shares of common stock issuable upon conversion of the convertible notes and exercise of the warrants; and
o $850,000 was disbursed on June 30, 2005, the effective date of the registration statement.

         Under the terms of the securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning April 27, 2005 and ending on the later of (A) 270 days from April 27, 2005, and (B) 180 days from the date the registration statement is declared effective.

         In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning April 27, 2005 and ending two years after the end of the above lock-up period unless it has first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

         The $2,500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0945, for each trading day during that month. Any amount of principal or interest on the convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The callable secured convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.09 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

         The $2,500,000 in notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.09 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

         The warrants are exercisable until five years from the date of issuance at a purchase price of $.20 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

         The noteholders have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes.

         February 28, 2006 Sale of  $1,500,000 in Callable  Secured  Convertible
Notes: To obtain additional funding for the Company's ongoing operations, the Company entered into a second securities purchase agreement on February 28, 2006 with the same four accredited investors for the sale of (i) $1,500,000 in convertible notes and (ii) warrants to purchase 12,000,000 shares of its common stock. The sale of the convertible notes and warrants is to occur in three traunches and the investors are obligated to provide the Company with an aggregate of $1,500,000 as follows:

o    $500,000 was disbursed on February 28, 2006;
o $500,000 was disbursed on June 28, 2006 after the Company filed a registration statement on June 15, 2006 to register the shares of common stock underlying the convertible notes. The registration statement was subsequently withdrawn on July 25, 2006 and a new registration statement was filed on September 21, 2006 to register 60,000,000 shares of common stock issuable upon conversion of the convertible notes;
o $500,000 was disbursed on April 20, 2007, the day prior to the effective date of the registration statement on May 1, 2007.

         Under the terms of the February 28, 2006 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning February 28, 2006 and ending on the later of (a) 270 days from February 28, 2006, or (b) 180 days from the date the registration statement is declared effective.

         In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning February 28, 2006 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

         The $1,500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 60% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

         The $1,500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.02 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

         The warrants are exercisable until five years from the date of issuance at a purchase price of $.10 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

         The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes.

         June 11, 2007 Sale of $500,000 in Callable Secured  Convertible  Notes:
To obtain further funding for the Company's ongoing operations, the Company entered into a third securities purchase agreement on June 11, 2007 with the same four accredited investors for the sale of (i) $500,000 in callable secured convertible notes and (ii) warrants to purchase 10,000,000 shares of its common stock. The investors disbursed $500,000 to the Company on June 11, 2007.

         Under the terms of the June 11, 2007 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning June 11, 2007 and ending on the later of (a) 270 days from June 11, 2007, or (b) 180 days from the date the registration statement is declared effective.

         In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning June 11, 2007 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

         The $500,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

         The $500,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.10 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

         The warrants are exercisable until seven years from the date of issuance at a purchase price of $.005 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

         The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

         The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on June 11, 2007. The registration statement must be filed with the Securities and Exchange Commission within 60 days of the June 11, 2007 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the Company's option.

         December  24, 2007 Sale of $250,000  in  Callable  Secured  Convertible
Notes: To obtain further funding for the Company's ongoing operations, the Company entered into a fourth securities purchase agreement on December 24, 2007 with the same four accredited investors for the sale of (i) $250,000 in callable secured convertible notes and (ii) warrants to purchase 15,000,000 shares of its common stock. The investors disbursed $250,000 to the Company on December 24, 2007.

         Under the terms of the December 24, 2007 securities purchase agreement, the Company agreed that it would not, without the prior written consent of a majority-in-interest of the investors, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (i) the issuance of common stock at a discount to the market price of the common stock on the date of issuance (taking into account the value of any warrants or options to acquire common stock in connection therewith), (ii) the issuance of convertible securities that are convertible into an indeterminate number of shares of common stock, or (iii) the issuance of warrants during the lock-up period beginning December 24, 2007 and ending on the later of (a) 270 days from December 24, 2007, or (b) 180 days from the date the registration statement is declared effective.

         In addition, the Company agreed not to conduct any equity financing (including debt financing with an equity component) during the period beginning December 24, 2007 and ending two years after the end of the above lock-up period unless it first provided each investor an option to purchase its pro-rata share (based on the ratio of each investor's purchase under the securities purchase agreement) of the securities being offered in any proposed equity financing. Each investor must be provided written notice describing any proposed equity financing at least 20 business days prior to the closing of such proposed equity financing and the option must be extended to each investor during the 15-day period following delivery of such notice.

         The $250,000 in convertible notes bear interest at 8% per annum from the date of issuance. Interest is computed on the basis of a 365-day year and is payable quarterly in cash, with six months of interest payable up front. The interest rate resets to zero percent for any month in which the stock price is greater than 125% of the initial market price, or $.0275, for each trading day during that month. Any amount of principal or interest on the callable secured convertible notes that is not paid when due will bear interest at the rate of 15% per annum from the date due thereof until such amount is paid. The convertible notes mature in three years from the date of issuance, and are convertible into the Company's common stock at the noteholders' option, at the lower of (i) $.02 or (ii) 50% of the average of the three lowest intraday trading prices for the common stock on the OTC Bulletin Board for the 20 trading days before but not including the conversion date. Accordingly, there is no limit on the number of shares into which the notes may be converted.

         The $250,000 in convertible notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. Moreover, the Company has a call option under the terms of the notes. The call option provides the Company with the right to prepay all of the outstanding convertible notes at any time, provided there is no event of default by the Company and its stock is trading at or below $.10 per share. An event of default includes the failure by the Company to pay the principal or interest on the convertible notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the convertible notes is to be made in cash equal to either (a) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (b) 130% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; or (c) 145% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

         The warrants are exercisable until seven years from the date of issuance at a purchase price of $.001 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, the Company will not receive any proceeds therefrom. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the convertible notes issued pursuant to the securities purchase agreement.

         The noteholders have agreed to restrict their ability to convert their convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. However, the noteholders may repeatedly sell shares of common stock in order to reduce their ownership percentage, and subsequently convert additional convertible notes, provided, however, that such conversions do not exceed $75,000 per calendar month, or the average daily dollar volume calculated during the ten business days prior to conversion multiplied by the number of trading days of that calendar month, per calendar month.

         The Company is required to register the shares of its common stock issuable upon the conversion of the convertible notes and the exercise of the warrants that were issued to the noteholders pursuant to the securities purchase agreement the Company entered in to on December 24, 2007. The registration statement must be filed with the Securities and Exchange Commission within 60 days of the December 24, 2007 closing date and the effectiveness of the registration is to be within 135 days of such closing date. Penalties of 2% of the outstanding principal balance of the convertible notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the Company's option.

Simple Conversion Calculation

         The number of shares of common stock issuable upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006, June 11, 2007, and December 23, 2007 is determined by dividing that portion of the principal of the notes to be converted and interest, if any, by the conversion price. For example, assuming conversion of $3,928,262 principal amount of the convertible notes on December 31, 2007 (consisting of $4,750,000 in convertible notes that were sold to the four investors pursuant to the securities purchase agreements dated April 27, 2005, February 28, 2006, June 11, 2007, and December 24, 2007, less $1,210,748 in notes converted during the period from June 12, 2005 to December 31, 2007, plus $389,010 in interest during the same period) and a conversion price of $.0018 per share with a 40% discount, the number of shares issuable upon conversion would be:

                    $3,928,262/$.0018 = 3,703,701,796 shares.

The continuously adjustable conversion price feature of the convertible notes could require the Company to issue a substantially greater number of shares, which will cause dilution to the existing shareholders.

         The Company's obligation to issue shares upon conversion of the convertible notes issued on April 27, 2005, February 28, 2006, June 11, 2007, and December 24, 2007 is essentially limitless. The following is an example of the amount of shares of common stock that are issuable upon conversion of $3,928,262 principal amount of the convertible notes (including accrued interest), based on market prices 25%, 50%, and 75% below the market price, as of January 14, 2008 of $.0018 with a 40% discount:

% Below       Price Per       With 40%        Number of        % of Outstanding
Market          Share         Discount      Shares Issuable        Shares*
-------       ---------       --------      ---------------    ----------------
  25%          $.00135        $.00081        4,849,706,000            712%
  50%          $.0009         $.00054        7,274,559,000         10,682%
  75%          $.00045        $.00027       14,594,118,000         21,365%

*Based on 680,984,307 shares outstanding.

         As illustrated, the number of shares of common stock issuable upon conversion of the Company's convertible notes will increase if the market price of the Company's stock declines, which will cause dilution to the Company's existing shareholders.

The continuously adjustable conversion price feature of the convertible notes may encourage investors to make short sales in the Company's common stock, which could have a depressive effect on the price of the Company's common stock.

         The convertible notes are convertible into shares of the Company's common stock at a 40% to 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the noteholders convert and sell material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The noteholders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only could the sales of shares issuable upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The issuance of shares upon conversion of the convertible notes may cause immediate and substantial dilution to existing shareholders.

         The issuance of shares upon conversion of convertible notes may result in substantial dilution to the interests of other shareholders since the noteholders may ultimately convert and sell the full amount issuable on conversion. Although the noteholders may not convert their convertible notes if such conversion would cause them to own more than 4.99% of the Company's outstanding common stock, this restriction does not prevent the noteholders from converting some of their holdings and then converting the rest of their holdings. In this way, the noteholders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

Vote Required and Recommendation of the Board of Directors

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote at the Special Meeting will be required to approve the proposed amendment, assuming a quorum is present.

         The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 800,000,000 to 1,400,000,000 shares.

Because the Company failed to hold an Annual Shareholders Meeting in fiscal 2007, the Delaware Court of Chancery may order an Annual Meeting to be held upon request by a shareholder.

         The Company did not hold an Annual Meeting of the Shareholders (the "Annual Meeting") for fiscal 2007 in order to avoid the costs of such a meeting, including the cost of preparing and mailing a Proxy Statement and Annual Report to each of its shareholders. Under Delaware law, the Company is required to hold an Annual Meeting each year. A failure to hold an Annual Meeting does not affect otherwise valid corporate acts or work a forfeiture or dissolution of the Company. Moreover, under Delaware law, directors continue to serve as directors despite lack of an Annual Meeting until the next Annual Meeting and until their successors have been elected and qualified. However, if the Company fails to hold an Annual Meeting for a period of 30 days after the date designated in its bylaws for the Annual Meeting, the Delaware Court of Chancery may order an Annual Meeting to be held upon the application of any of the Company's shareholders, if an Annual Meeting is ordered to be held by the court, the Company would have to incur the costs of holding the meeting, including the cost of preparing and mailing the Proxy Statement and Annual Report to each of its shareholders. The Company anticipates holding an Annual Meeting in 2008.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         Shareholders are referred to the Company's Annual Report, including financial statements, for the year ended December 31, 2006, and the Company's Quarterly Reports, including unaudited financial statements, for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007. The Company will provide without charge to each shareholder, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, excluding certain exhibits thereto, and Quarterly Reports on Form 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007, as filed with the Securities and Exchange Commission. Written requests for such information should be directed to Luis A. Mostacero, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary, Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment. In order to assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage prepaid envelope provided. The signing and delivery of a Proxy by no means prevents one from attending the Special Meeting.

                                          By order of the Board of Directors,

                                          /s/ Luis A. Mostacero

                                          Luis A. Mostacero
                                          Vice President of Finance,
                                          Chief Financial Officer,
                                          Treasurer and Secretary
February 22, 2008.

                        PARADIGM MEDICAL INDUSTRIES, INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 March 21, 2008

                      THIS PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                        PARADIGM MEDICAL INDUSTRIES, INC.

The undersigned hereby appoints Randall A. Mackey and Raymond P.L. Cannefax or either of them, each with full power of substitution, as proxies to vote at the Special Meeting of Shareholders to be held on Friday, March 21, 2008, beginning at 10:00 a.m., Mountain Standard Time, at the corporate headquarters of Paradigm Medical Industries, Inc. at 2355 South 1070 West, Salt Lake City, Utah, and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on matters set forth below, if personally present:

1.   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF  INCORPORATION  TO INCREASE THE
     NUMBER  OF  AUTHORIZED   SHARES  OF  COMMON  STOCK  FROM   800,000,000   TO
     1,400,000,000 SHARES.

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

2. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

DATED ______________________________, 2008.

SIGNATURE: ________________________________________________________________

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporate name by the president or by an authorized corporate officer. If a partnership, please sign in partnership name by an authorized person).

                                                                       EXHIBIT 1

                           TEXT OF PROPOSED AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        PARADIGM MEDICAL INDUSTRIES, INC.


FOURTH: The Corporation is authorized to issue two (2) classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock authorized to be issued is five million (5,000,000) and the total number of shares of Common Stock authorized to be issued one billion four hundred million (1,400,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

         The preferences, limitations and relative rights of each class of shares (to the extent established hereby), and the express grant of authority to the Board of Directors to amend this Certificate of Incorporation to divide the Preferred Stock into series, to establish and modify the preferences, limitations and relative rights of each share of Preferred Stock, and to otherwise impact the capitalization of the Corporation, subject to certain limitations and procedures as permitted by Section 151 of the Delaware General Corporation Law, are as follows:

         a.   Common Stock.
              ------------

              i. Voting Rights. Except as otherwise expressly provided by law or in this section, each outstanding share of Common Stock shall be entitled to one
(1) vote on each matter to be voted on by the shareholders of the Corporation.

              ii. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the Corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the Corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of shares of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

              iii. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors out of funds legally available therefore; provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

              iv. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's Bylaws or in any amendment hereto or thereto, shall be vested in the Common Stock.

         b.   Preferred Stock.
              ---------------

              The Board of Directors, without shareholder action, may amend the Corporation's Certificate of Incorporation, pursuant to the authority granted to the Board of Directors by Subsection 102 and within the limits set forth in
Section 151 of the Delaware General Corporation Law, to do any of the following:

              i. designate and determine, in whole or in part, the preferences, limitations and relative rights of the Preferred Stock before the issuance of any shares of Preferred Stock;

              ii. create one or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as a part of such series) and designate and determine, in whole or part, the preferences, limitations and relative rights of each series of Preferred Stock all before the issuance of any shares of such series;

              iii. alter or revoke the preferences, limitations and relative rights granted to or imposed upon the Preferred Stock (before the issuance of any shares of Preferred Stock, or upon any wholly-unissued series of Preferred Stock); or

              iv. increase or decrease the number of shares constituting any series of Preferred Stock, the number of shares of which was originally fixed by the Board of Directors, either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of Preferred Stock available for designation as a part of such series.












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